UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 19, 2005

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(exact name of registrant as specified in charter)

Delaware	000-32195	33-1073076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

As previously disclosed in our Current Report on Form 8-K filed on December 30, 2004, Genworth Financial, Inc. expects to grant restricted stock units to its executive officers, from time to time, under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan. The new form of restricted stock unit award agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

	By:	/s/ Richard P. McKenney
Date: July 19, 2005		Richard P. McKenney
Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan